                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                          F O R M  8-K

                         CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 16, 1998


                           BANKERS TRUST CORPORATION
     (Exact name of registrant as specified in its charter)



                               NEW YORK
         (State or other jurisdiction of incorporation)



        1-5920                         13-6180473
 (Commission file number)            (IRS employer identification no.)



    130 LIBERTY STREET, NEW YORK, NEW YORK           10006
   (Address of principal executive offices)        (Zip code)



Registrant's telephone number, including area code (212) 250-2500

Item 5. Other Events

(A) On September 16, 1998, Bankers Trust Corporation (the "Registrant") announced certain financial information with respect to certain of its cross-border outstandings at August 31, 1998. This Current Report on Form 8-K files this financial information to be incorporated into currently effective registration statements filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          (99.1)    Certain Cross-Border Outstandings at
                    August 31, 1998.

                           SIGNATURES




          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              BANKERS TRUST CORPORATION



                         By   /s/ DAVID C. FISHER
                                  DAVID C. FISHER
                                  Controller and Principal
                                  Accounting Officer




September 16, 1998

                    BANKERS TRUST CORPORATION

                FORM 8-K DATED SEPTEMBER 16, 1998

                          EXHIBIT INDEX



Exhibit
Number                     Description of Exhibit

(99.1)              Certain Cross-Border Outstandings at
                    August 31, 1998.